Exhibit 99.3
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
On May 31, 2013, Nuance Communications, Inc. (“Nuance”) acquired the assets of the Tweddle Group, Inc., a Michigan corporation, and Tweddle Group Technologies, LLC, a Michigan limited liability company (together the “Sellers”), constituting the Technology Solutions Segment ("TGT") of the Sellers pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of May 24, 2013, by and among Nuance, Telluride, Inc., a Delaware corporation and a wholly owned subsidiary of Nuance, Sellers, The Andrew M. Tweddle Revocable Living Trust and Andrew M. Tweddle. The aggregate consideration payable to Sellers was $82.8 million in cash, including a purchase price adjustment as specified in the Asset Purchase Agreement.
On June 1, 2012, Nuance acquired all of the outstanding capital stock of Vlingo Corporation (“Vlingo”), pursuant to an Agreement and Plan of Merger (the “Vlingo Merger Agreement”) by and among Nuance, Vertigo Acquisition Corporation (a Delaware corporation and wholly-owned subsidiary of Nuance), Vlingo, and certain other parties thereto. The net consideration consisted of approximately $200.0 million in cash.
On April 26, 2012, Nuance acquired all of the outstanding capital stock of Transcend Services, Inc. (“Transcend”), pursuant to an Agreement and Plan of Merger (“Transcend Merger Agreement”) by and among Nuance, Townsend Merger Corporation (a wholly-owned subsidiary of Nuance), and Transcend. The aggregate consideration payable to the former stockholders of Transcend was $332.3 million.
On October 6, 2011, Nuance acquired all of the outstanding capital stock of Swype, Inc. (“Swype”), pursuant to an Agreement and Plan of Merger (“Swype Merger Agreement”) by and among Nuance, Sonic Acquisition Corporation (a wholly-owned subsidiary of Nuance), the shareholders of Swype and Adrian Smith, as the representative of the Swype shareholders. The aggregate consideration payable to the former shareholders of Swype was $102.5 million, which consists of cash consideration of $77.5 million and a deferred acquisition payment of $25.0 million. The deferred acquisition payment was contingent upon the continued employment of certain key executives as specified in the Swype Merger Agreement, and was paid in April 2013.
The following unaudited pro forma combined financial information is shown as if Nuance, Swype, Transcend, Vlingo and TGT had been combined as of October 1, 2011 for statement of operations purposes and as if Nuance and TGT had been combined for balance sheet purposes as of March 31, 2013. Swype, Transcend and Vlingo are included in our consolidated balance sheet as of March 31, 2013. The unaudited pro forma combined financial information of Nuance, Swype, Transcend, Vlingo and TGT is based on estimates and assumptions, which have been made solely for purposes of developing such pro forma information. The estimated pro forma adjustments arising from these completed acquisitions are derived from the preliminary purchase consideration and purchase price allocation and do not necessarily represent the final purchase price allocations.
The historical information for Transcend for the period October 1, 2011 to April 26, 2012 has been derived from the unaudited financial information for the seven months ended April 30, 2012. The historical information for Vlingo for the period October 1, 2011 to May 31, 2012 has been derived from the unaudited financial information for the eight months ended May 31, 2012. The historical information for TGT for the period January 1, 2012 to December 31, 2012 has been derived from the audited combined financial statements for the year ended December 31, 2012. The historical financial information for TGT for the period from October 1, 2012 to March 31, 2013 has been derived from the unaudited combined financial information for the six months ended March 31, 2013.
The unaudited pro forma combined financial statements do not include the historical or pro forma financial information for individually insignificant acquisitions, which were acquired by Nuance during fiscal 2012 and 2013. The financial statements for these acquired companies and pro forma financial information for the transactions are not included herein as the transactions were determined not to be “significant” in accordance with the calculations required by Rule 1-02(w) of Regulation S-X of the Securities Exchange Act of 1934, pro forma data is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred had the transactions been consummated as of October 1, 2011, nor is the data necessarily indicative of future operating results.

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

		Historical Swype				Historical Transcend
	Historical	for the period				for the period
	Nuance for	from				from
	the Year	October 1,				October 1,
	Ended	2011 to				2011 to
	September 30,	October 6,	Pro Forma		Pro Forma	April 30,	Pro Forma		Pro Forma
	2012 (A)	2011 (B)	Adjustments		Combined	2012 (C)	Adjustments		Combined
	(in thousands, except per share amounts)
Revenues:
Product and licensing	$740,726	$—	$—		$740,726	$—	$—		$740,726
Professional services and hosting	673,943	—	—		673,943	77,904	—		751,847
Maintenance and support	236,840	—	—		236,840	—	—		236,840
Total revenues	1,651,509	—	—		1,651,509	77,904	—		1,729,413

Cost of revenues:
Product and licensing	74,837	—	—		74,837	—	—		74,837
Professional services and hosting	424,733	—	—		424,733	47,675	4,720	(B1)	477,128
Maintenance and support	45,325	—	—		45,325	—	—		45,325
Amortization of intangible assets	60,034	—	—		60,034	—	631	(B2)	60,665
Total cost of revenues	604,929	—	—		604,929	47,675	5,351		657,955
Gross profit (loss)	1,046,580	—	—		1,046,580	30,229	(5,351)		1,071,458
Operating expenses:
Research and development	225,441	—	—		225,441	3,496	(817)	(B1)	228,120
Sales and marketing	369,205	—	—		369,205	2,126	—		371,331
General and administrative	163,318	—	—		163,318	22,753	(3,903)	(B1)	172,468
							(9,700)	(B3)
Amortization of intangible assets	95,416	—	—		95,416	1,105	3,803	(B2)	100,324
Acquisition related costs, net	58,746	—	(975)	(A1)	57,771	—	(9,259)	(B3)	48,512
Restructuring and other charges, net	8,268	—	—		8,268	—	—		8,268
Total operating expenses	920,394	—	(975)		919,419	29,480	(19,876)		929,023
Income (loss) from operations	126,186	—	975		127,161	749	14,525		142,435
Other income (expense):
Interest income	2,234	—	—		2,234	100	(565)	(B4)	1,769
Interest expense	(85,286)	—	—		(85,286)	(9)	—		(85,295)
Other (expense) income, net	22,168	—	—		22,168	(237)	—		21,931
Income (loss) before income taxes	65,302	—	975		66,277	603	13,960		80,840
Provision for (benefit from) income taxes	(141,833)	—	—		(141,833)	(4,871)	—		(146,704)
Net income (loss)	$207,135	$—	$975		$208,110	$5,474	$13,960		$227,544
Net income per share:
Basic	$0.67				$0.67				$0.73
Diluted	$0.65				$0.65				$0.70
Weighted average common shares outstanding:
Basic	306,371				306,371				306,371
Diluted	320,822				320,822				320,822

	Historical Vlingo
	for the period				Historical
	from				TGT
	October 1,				for the year
	2011 to				ended
	May 31,	Pro Forma		Pro Forma	December 31,	Pro Forma		Pro Forma
	2012 (D)	Adjustments		Combined	2012 (E)	Adjustments		Combined
	(in thousands, except per share amounts)
Revenues:
Product and licensing	$402	$—		$741,128	$—	$—		$741,128
Professional services and hosting	3,246	—		755,093	4,440	—		759,533
Maintenance and support	—	—		236,840	—	—		236,840
Total revenues	3,648	—		1,733,061	4,440	—		1,737,501

Cost of revenues:
Product and licensing	27	—		74,864	—	—		74,864
Professional services and hosting	3,758	—		480,886	9,674	—		490,560
Maintenance and support	—	—		45,325	—	—		45,325
Amortization of intangible assets	245	219	(C1)	61,129	—	957	(D1)	62,086
Total cost of revenues	4,030	219		662,204	9,674	957		672,835
Gross profit (loss)	(382)	(219)		1,070,857	(5,234)	(957)		1,064,666
Operating expenses:
Research and development	5,264	—		233,384	10,546	—		243,930
Sales and marketing	3,854	—		375,185	1,052	—		376,237
General and administrative	6,786	(3,064)	(C3)	176,190	1,973	—		178,163
	—	—		—	—	—		—
Amortization of intangible assets	171	57	(C1)	100,552	—	2,689	(D1)	103,241
Acquisition related costs, net	—	(7,876)	(C3)	40,636	—	—		40,636
Restructuring and other charges, net	—	—		8,268	—	—		8,268
Total operating expenses	16,075	(10,883)		934,215	13,571	2,689		950,475
Income (loss) from operations	(16,457)	10,664		136,642	(18,805)	(3,646)		114,191
Other income (expense):
Interest income	—	(382)	(C2)	1,387	—	(146)	(D2)	1,241
Interest expense	(1,088)	1,088	(C4)	(85,295)	(153)	153	(D3)	(85,295)
Other (expense) income, net	(282)	(13,444)	(C5)	8,205	—	—		8,205
Income (loss) before income taxes	(17,827)	(2,074)		60,939	(18,958)	(3,639)		38,342
Provision for (benefit from) income taxes	4	—		(146,700)	—	(8,700)	(D4)	(155,400)
Net income (loss)	$(17,831)	$(2,074)		$207,639	$(18,958)	$5,061		$193,742
Net income per share:
Basic				$0.67				$0.63
Diluted				$0.65				$0.60
Weighted average common shares outstanding:
Basic				306,371				306,371
Diluted				320,822				320,822
See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

(A)	As reported in Nuance's Form 10-K for the year ended September 30, 2012 as filed with the SEC.

(B)
The results of operations for Swype are included in the reported Nuance amounts from its acquisition date of October 6, 2011. The activity for the period October 1, 2011 through October 5, 2011 is not material.

(C)	As derived from Transcend's unaudited consolidated information for the seven months ended April 30, 2012.

(D)	As derived from Vlingo's unaudited financial information for the eight months ended May 31, 2012.

(E)	As derived from TGT's audited combined financial statements for the year ended December 31, 2012.

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2013

	Historical	Historical
	Nuance for the	TGT for the
	Six months ended	Six months ended	Pro Forma		Pro Forma
	March 31, 2013 (A)	March 31, 2013 (B)	Adjustments		Combined
	(in thousands, except per share amounts)
Revenues:
Product and licensing	$371,786	$—	$—		$371,786
Professional services and hosting	413,569	4,546	—		418,115
Maintenance and support	127,912	—	—		127,912
Total revenues	913,267	4,546	—		917,813
Cost of revenues:
Product and licensing	49,252	—	—		49,252
Professional services and hosting	263,690	6,757	—		270,447
Maintenance and support	27,895	—	—		27,895
Amortization of intangible assets	32,920	—	479	(D1)	33,399
Total cost of revenues	373,757	6,757	479		380,993
Gross profit (loss)	539,510	(2,211)	(479)		536,820
Operating expenses:
Research and development	141,274	6,126	—		147,400
Sales and marketing	215,483	702	—		216,185
General and administrative	74,774	1,106	—		75,880
Amortization of intangible assets	51,427	—	1,345	(D1)	52,772
Acquisition related costs, net	31,181	—	(1,595)	(D5)	29,586
Restructuring and other charges, net	6,729	—	—		6,729
Total operating expenses	520,868	7,934	(250)		528,552
Income (loss) from operations	18,642	(10,145)	(229)		8,268
Other income (expense):					—
Interest income	943	—	(59)	(D2)	884
Interest expense	(67,995)	(97)	97	(D3)	(67,995)
Other (expense) income, net	(7,421)	—	—		(7,421)
Income (loss) before income taxes	(55,831)	(10,242)	(191)		(66,264)
Provision for (benefit from) income taxes	(7,887)	—	(3,971)	(D4)	(11,858)
Net income (loss)	$(47,944)	$(10,242)	$3,780		$(54,406)
Net income per share:
Basic	$(0.15)				$(0.17)
Diluted	$(0.15)				$(0.17)
Weighted average common shares outstanding:
Basic	314,006				314,006
Diluted	314,006				314,006
See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

(A)	As reported in Nuance’s Form 10-Q for the six months ended March 31, 2013 as filed with the SEC.

(B)	As derived from TGT's unaudited financial information for the six months ended March 31, 2013.

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of March 31, 2013

	Historical	Historical
	Nuance at	TGT at	Pro Forma		Pro Forma
	March 31, 2013 (A)	March 31, 2013 (B)	Adjustments		Combined
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,005,302	$25	$(82,862)	(D6)	$922,465
Accounts receivable, net	372,571	6,270	—		378,841
Prepaid expenses and other current assets	108,333	3,279	—		111,612
Deferred tax asset	82,565	—	—		82,565
Total current assets	1,568,771	9,574	(82,862)		1,495,483
Land, building and equipment, net	132,648	2,340	—		134,988
Goodwill	3,224,086	—	47,171	(D7)	3,271,257
Other intangible assets, net	969,372	—	30,900	(D8)	1,000,272
Other assets	195,863	4,003	—		199,866
Total assets	$6,090,740	$15,917	$(4,791)		$6,101,866
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt and capital leases	$4,847	$291	$(291)	(D6)	$4,847
Contingent and deferred acquisition payments	25,007	—	—		25,007
Accounts payable	119,367	1,983	—		121,350
Accrued expenses and other current liabilities	169,324	550	—		169,874
Deferred revenue	249,934	12,790	(9,099)	(D9)	253,625
Total current liabilities	568,479	15,614	(9,390)		574,703
Long-term portion of debt and capital leases	2,336,750	347	(347)	(D6)	2,336,750
Deferred revenue, net of current portion	138,354	23,950	(19,147)	(D9)	143,157
Deferred tax liability	189,282	—	—		189,282
Other liabilities	89,018	99	—		89,117
Total liabilities	3,321,883	40,010	(28,884)		3,333,009
Commitments and contingencies
Stockholders' equity:
Preferred stock	4,631	—	—		4,631
Common stock	321	—	—		321
Additional paid-in capital	3,007,517	—	—		3,007,517
Treasury stock, at cost	(16,788)	—	—		(16,788)
Accumulated other comprehensive loss	(17,725)	—	—		(17,725)
Accumulated deficit	(209,099)	(24,093)	24,093	(D10)	(209,099)
Total stockholders' equity	2,768,857	(24,093)	24,093		2,768,857
Total liabilities and stockholders' equity	$6,090,740	$15,917	$(4,791)		$6,101,866
See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

(A)	As reported in Nuance’s Form 10-Q for the six months ended March 31, 2013 as filed with the SEC.

(B)	As derived from TGT's unaudited interim condensed combined financial statements as of March 31, 2013.

NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRO FORMA PRESENTATION
The pro forma data is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred had the transactions been consummated as of October 1, 2011. Pro forma adjustments reflect only those adjustments which are factually determinable and do not include the impact of contingencies which will not be known until the resolution of the contingency. The preliminary purchase consideration and purchase price allocation has been presented and does not necessarily represent the final purchase price allocation. The preliminary allocations of the purchase consideration to tangible and intangible assets acquired and liabilities assumed herein were based upon preliminary valuations and our estimates and assumptions are still subject to change.

2.	PRELIMINARY PURCHASE PRICE ALLOCATION
A summary of the purchase price allocations for the acquisition of TGT are as follows (in thousands):

Total purchase consideration paid in cash	$82,837

Allocation of the purchase consideration:
Current assets	$9,549
Other assets	6,343
Identifiable intangible assets	30,900
Goodwill	47,171
Total assets acquired	93,963
Current liabilities	6,224
Other liabilities	4,902
Total liabilities assumed	11,126
Net assets acquired	$82,837

3.	PRO FORMA ADJUSTMENTS
The following pro forma adjustments are based on preliminary estimates, which may change as additional information is obtained:
Swype

(A1)	Adjustment to eliminate transactions costs directly attributable to the acquisition of Swype.
Transcend

(B1)	Adjustment to reclassify certain operating costs to conform with Nuance accounting policies.

(B2)	Adjustment to eliminate amortization expense of $1.1 million on historical Transcend intangible assets.
Adjustment to record $5.5 million amortization expense for the $142.2 million of acquired intangible assets for Transcend. Acquired intangible assets will be amortized using the straight line method except for customer relationships which will be amortized over a term consistent with the related future cash flow stream. The estimated weighted average useful life of the acquired identifiable intangible assets is 12.3 years.

(B3)	Adjustment to eliminate transaction costs directly attributable to the acquisition of Transcend.

(B4)	Adjustment to reduce interest income by applying the rate of return for the respective period to the assumed net decrease in cash used to fund the acquisition.
Vlingo

(C1)	Adjustment to eliminate amortization expense of $0.4 million on historical Vlingo intangible assets.
Adjustment to record $0.7 million amortization expense for the $29.8 million of acquired intangible assets for Vlingo. Acquired intangible assets will be amortized using the straight line method except for customer relationships which will be amortized over

NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

a term consistent with the related future cash flow stream. The estimated weighted average useful life of the acquired identifiable intangible assets is 12.5 years.

(C2)	Adjustment to reduce interest income by applying the rate of return for the respective period to the assumed net decrease in cash used to fund the acquisition.

(C3)	Adjustment to eliminate transaction costs directly attributable to the acquisition of Vlingo.

(C4)	Adjustment to eliminate historical interest expense relating to the existing financial indebtedness that was canceled pursuant to the acquisition of Vlingo.

(C5)
Adjustment to eliminate the $13.7 million gain reflecting the fair value adjustment as a result of the conversion of our original investment in the non-controlling interest upon the closing of the Vlingo acquisition, together with the elimination of the change in fair value of Vlingo's historical preferred stock warrants and the success fee derivative related to the long-term debt that were canceled as part of the acquisition.

TGT

(D1)
Adjustment to record $3.6 million and $1.8 million amortization expense for the $30.9 million of acquired intangible assets for TGT for the year ended September 30, 2012 and the six months ended March 31, 2013, respectively. Acquired intangible assets will be amortized using the straight line method except for customer relationships which will be amortized over a term consistent with the related future cash flow stream. The estimated weighted average useful life of the acquired identifiable intangible assets is 8.6 years.

(D2)	Adjustment to reduce interest income by applying the rate of return for the respective period to the assumed net decrease in cash used to fund the acquisition.

(D3)	Adjustment to eliminate historical interest expense relating to the existing financial indebtedness that was canceled pursuant to the TGT acquisition agreement.

(D4)	Adjustment to record the benefit from income taxes on the TGT operating loss.

(D5)	Adjustment to eliminate transaction costs directly attributable to the acquisition of TGT.

(D6)	Adjustment to record cash consideration of $82.8 million paid to the sellers in connection with the acquisition of TGT.
Adjustment to eliminate cash retained by the seller and the TGT canceled debt.

(D7)	Adjustment to record goodwill of $47.2 million for the purchase price in excess of the preliminary fair value of assets acquired and liabilities assumed.

(D8)
Adjustment to record the fair value of the acquired intangible assets of $30.9 million, which consist primarily of customer relationships. The acquisition of TGT was structured as the purchase of the business assets, and therefore the goodwill and intangible assets will be deductible for tax purposes. As a result, no deferred taxes have been recorded in the opening balance sheet for these items.

(D9)	Adjustment to reduce the historical deferred revenue and related deferred costs for TGT and to record the estimated fair value.

(D10)	Adjustment to eliminate the historical equity of TGT.